                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

Date of Report:  November 27, 1995



                  Source One Mortgage Services Corporation
           (Exact name of registrant as specified in its charter)


    Delaware                 1-12898                       38-2011419
    --------                 -------                       ----------
(State or other            (Commission                  (I.R.S. Employer
jurisdiction of             File Number)              Identification No.)
incorporation)             Formerly 96868


27555 Farmington Road
Farmington Hills, Michigan                                  48334-3357
--------------------------                                  ----------
 (Address of principal                                      (Zip Code)
  executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total pages:    6
              -----

Item 5.  Other Events
         ------------

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------

         See the Report to the Trustee and the Report to the Certificate holders for the month of November 1995 attached hereto as Exhibit A and Exhibit B, respectively.




                                   SIGNATURE
                                   ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SOURCE ONE MORTGAGE SERVICES CORPORATION
                                   (Registrant)


Date:  November 27, 1995           By:       /s/ John M. Matous
       -----------------                -----------------------------------
                                                 John M. Matous
                                                 Vice President

                             SERVICER'S CERTIFICATE
                             ----------------------

                              November,     1995
                              ---------   --------
                              (month)      (year)

                Mortgage Pass-Through Certificates, Series A,
                          11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As of the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The Maximum Payment Amount is:
                                                                 $ 2,584,008.28
                                                                 ---------------

      (2)  Aggregate Payments to date are:                       $     -0-
                                                                 ---------------

      (3)  Net recoveries to date are:                           $     -0-
                                                                 ---------------

      (4)  The Amount Available for this month is:
                                                                 $ 2,584,008.28
                                                                 ---------------

      (5)  The Delinquency Amount for this month is:             $     -0-
                                                                 ---------------

      (6)  The Repurchase Amount for this month is:              $     -0-
                                                                 ---------------

      (7)  The amount to be distributed to Certificate
           holders in this month from funds available
           in the Certificate Account pending distribu-
           tion or withdrawal in future months is:
                                                                 $    58,121.06
                                                                 ---------------

      (8)  The Amount of Payment for this month is:              $     -0-
                                                                 ---------------

      (9)  Estimated Net Recoveries for month are:               $     -0-
                                                                 ---------------

     (10)  The Amount of Additional Payments for this
           month is:                                             $     -0-
                                                                 ---------------

     (11)  The amount of (8) above allocable to (5)
           above is:                                             $     -0-
                                                                 ---------------

     (12)  The amount of (8) above allocable to (6)
           above is:                                             $     -0-
                                                                 ---------------

     (13)  The amount to be distributed on the
           Distribution Date for this month per Single
           Certificate is:

                                           Principal:             $       9.9545
                                                                  --------------

                                           Interest:              $       7.6153
                                                                  --------------

                                           Total:                 $      17.5698
                                                                  --------------


(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a)
     (11) above, are identified in Exhibit B to the Agreement as Loan numbers ______-0-______.

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                     SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent



                                     By:          /s/ John M. Matous
                                         -------------------------------------
                                                      John M. Matous
                                                      Vice President

                                                                       EXHIBIT B
                                                                       ---------

                         Report to Certificate Holders

                              November,         1995
                              ---------        ------
                               (month)         (year)

                   Source One Mortgage Services Corporation
                Mortgage Pass-Through Certificates, Series A,
                          11 1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of ____May_1____, 1985 (the "Agreement"), between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing an undivided 1/3308 th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date of each month.

As of the close of business on the Business Day next preceding the Determination Date for this month:

(1)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to scheduled
     repayments (not including prepayments) of principal
     of the Loans in the Pool is:                                  $      4.6714
                                                                   -------------

(2)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to prepayments
     (not including scheduled repayments) of principal of
     the Loans in the Pools is:                                    $      5.2831
                                                                   -------------

(3)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to payments of
     interest on the Loans in the Pool is:                         $      7.6153
                                                                   -------------

(4)  The amount of servicing compensation received by the
      Company during the current month is:                        $     4,679.49
                                                                  --------------


(5)  The aggregate outstanding principal amount of the
     Loans in the Pool net of the current distribution is:        $ 2,597,925.03
                                                                  --------------
                                                                  Certif. Bal.


(6)  The number and aggregate principal balances of the
     Loans in the Pool delinquent one month are:                   4  loans with a
                                                                  principal balance
                                                                  of  $133,947.93
                                                                      -----------

(7)  The number and aggregate principal balances of the
     Loans in the Pool delinquent two or more months are:          1  loans with a
                                                                  principal balance
                                                                  of  $ 6,091.21
                                                                      ----------
(8)  The book value of any collateral acquired by the
     Pool through foreclosure or otherwise is:                    $      0
                                                                  --------------
(9)  The current ratio of the amount available in the
     Trust for payments to Certificate holders (after
     adjustment to reflect amounts to be distributed this
     month) to the aggregate principal balance of the
     Loans in the Pool net of this distribution is:               100% to 1
                                                                  --------------

(10) The Company should give any other customary information as the Company deems necessary or desirable to enable Certificate holders to prepare their tax returns.



                           SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent



                           By:    /s/ John M. Matous
                               ------------------------------------
                                      John M. Matous
                                      Vice President

                             CMBS TRUSTEE REPORT
                                November 1995




Certificate Account Balance - Prior                                  40,867.79

Deposits

  Principal                                                          63,008.96
  Interest                                                           39,113.36
  Advances                                                                 .00
  Liquidation Proceeds                                                     .00
  Insurance Proceeds                                                       .00
  PMI Proceeds                                                             .00
  Repurchase Proceeds                                                      .00

Withdrawals                                                                .00

Reimbursements

  Restoration of Uninsured Property                                        .00
  Liquidation Expenses                                                     .00
  Expenses for Welfare of Certificate Holders                              .00
  Advances                                                                 .00

Payment to Certificate Holders 11-27-95                              58,121.06

Servicing Compensation                                                4,679.49

Excess of Liquidation Proceeds Passed Thru                                 .00

Certificate Account Balance - Current                                63,081.56

Loans Two or More Months Delinquent = 1                               6,091.21



                             SOURCE ONE MORTGAGE SERVICES CORPORATION


                             By:     /s/ John M. Matous
                                 ------------------------------------
                                         John M. Matous
                                         Vice President